                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                        [ X ]
Filed by a Party other than the Registrant     [   ]
Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission only (as permitted by Rule
       14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               NSD BANCORP, INC.
            --------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
  ----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

       [ X ]    No fee required.
       [   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
                0-11.
                1)      Title of each class of securities to which transaction
                        applies:
                        ------------------------------------------------------------
                2)      Aggregate number of securities to which transaction applies:
                        ------------------------------------------------------------
                3)      Per unit price or other underlying value of transaction
                        computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                        ------------------------------------------------------------
                4)      Proposed maximum aggregate value of transaction:
                        ------------------------------------------------------------
                5)      Total fee paid:
                        ------------------------------------------------------------
       [   ]    Fee paid previously with preliminary materials.
       [   ]    Check box if any part of the fee is offset as provided by Exchange
                Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by
                registration statement number, or the Form or Schedule and the date of its filing.
                1)      Amount Previously Paid:
                        ------------------------------------------------------------
                2)      Form, Schedule or Registration Statement No.:
                        ------------------------------------------------------------
                3)      Filing Party:
                        ------------------------------------------------------------
                4)      Date Filed:
                        ------------------------------------------------------------

                               NSD BANCORP, INC.
                               5004 MCKNIGHT ROAD
                         PITTSBURGH, PENNSYLVANIA 15237

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 24, 2001

     Notice is hereby given that the Annual Meeting of Shareholders of NSD Bancorp, Inc. will be held in the Ballroom of the Holiday Inn, 4859 McKnight Road, Pittsburgh, Pennsylvania, on April 24, 2001, at 3:00 P.M. eastern daylight savings time, for the following purposes:

     (1) To elect four persons to the Board of Directors of the corporation, to hold office for a two-year term and until their successors are duly elected and qualified.

     (2) To ratify the appointment of Deloitte & Touche, L.L.P., Certified Public Accountants, as independent auditors and accountants for the corporation for the year ending December 31, 2001.

     (3) To transact such other business as may properly come before the meeting.

     The Board of Directors established the close of business on March 13, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournment or postponement of the meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING REGARDLESS OF THE NUMBER OF SHARES THAT YOU HOLD. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                          By Order of the Board of Directors,

                                          GLORIA J. BUSH
                                          Secretary
Pittsburgh, Pennsylvania
March 27, 2001

                               NSD BANCORP, INC.

                               5004 MCKNIGHT ROAD
                         PITTSBURGH, PENNSYLVANIA 15237

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 24, 2001

                              GENERAL INFORMATION

     NSD Bancorp, Inc. is furnishing this proxy statement to holders of its common stock in connection with the solicitation of proxies on behalf of the Board of Directors of the corporation to be used at the Annual Meeting of Shareholders and any adjournment or postponement of the meeting. The corporation is holding the Annual Meeting on Tuesday, April 24, 2001, at 3:00 p.m. eastern daylight savings time, in the Ballroom of the Holiday Inn, 4859 McKnight Road, Pittsburgh, Pennsylvania 15237. The approximate mailing date of this proxy statement and the accompanying proxy is March 27, 2001.

     The corporation is a Pennsylvania business corporation and a bank holding company registered with the Federal Reserve Board having its principal offices at 5004 McKnight Road, Pittsburgh, Pennsylvania 15237, telephone (412) 231-6900. The sole and wholly-owned subsidiary of the corporation is NorthSide Bank.

RECORD DATE, VOTING RIGHTS AND OUTSTANDING STOCK

     Only holders of common stock of record at the close of business on March 13, 2001, are eligible for notice of and to vote at the annual meeting. The number of shares of common stock, par value $1.00 per shares outstanding and entitled to vote as of the record date was 2,854,371. On all matters to come before the Annual Meeting, each share of common stock entitles its owner to one vote. There is no other authorized class of stock.

     If your shares are registered directly in your name with NSD Bancorp, Inc.'s transfer agent, Registrar and Transfer Company, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the corporation. As a shareholder of record, you have the right to grant your voting proxy directly to the proxy holders or to vote in person at the meeting. The corporation has enclosed a proxy card for your use.

     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

SOLICITATION AND VOTING OF PROXIES

     The Board of Directors solicits this proxy for use at the corporation's 2001 Annual Meeting of Shareholders. The corporation's directors and officers and bank employees may solicit proxies in person or by telephone, facsimile, telegraph or mail, but only for use at the annual meeting. The corporation will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that the corporation sends to its shareholders. The corporation will make arrangements with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation materials to the owners of stock held by these persons. The corporation will reimburse these persons for their reasonable forwarding expenses.

     Shares represented by proxies on the accompanying proxy, if properly signed and returned, will be voted in accordance with the specifications made by the shareholders. The proxy holders will vote any proxy not specifying to the contrary as follows:

     - FOR the election of the nominees for Second Class Director named below;

     - FOR ratification of Deloitte & Touche, L.L.P., as independent public accountants for the year ending December 31, 2001.

QUORUM

     Pennsylvania law and the corporation's By-Laws require the presence of a quorum for each matter to be acted upon at the annual meeting. Pursuant to
Article III, Section 3.04 of the By-Laws, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast constitutes a quorum for the transaction of business at the annual meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum for the particular matter. The corporation will not count broker non-votes in determining the presence of a quorum for the particular matter. A broker non-vote occurs when a broker nominee, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

VOTE REQUIRED FOR APPROVAL

     Assuming the presence of a quorum, the four nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors will be elected. Votes withheld from a nominee and broker non-votes will not be cast for any nominee. Assuming the presence of a quorum, the affirmative vote of a majority of votes cast by shareholders entitled to vote will be sufficient to approve the ratification of independent public accountants. Abstentions and broker non-votes, which do not count either for or against a proposal, have the practical effect of reducing the number of affirmative votes required to achieve a majority for the matter by reducing the total number of votes from which the required majority is calculated.

REVOCABILITY OF PROXY

     Shareholders who sign proxies may revoke them at any time before they are voted by:

     - delivering written notice of the revocation to Gloria J. Bush, Secretary of NSD Bancorp, Inc., at 5004 McKnight Road, Pittsburgh, PA 15237, or

     - delivering a properly executed later-dated proxy to Gloria J. Bush, Secretary of NSD Bancorp, Inc., at 5004 McKnight Road, Pittsburgh, PA 15237, or

     - attending the meeting and voting in person after giving written notice to the Secretary of the corporation.

     You have the right to vote and, if desired, to revoke your proxy any time before the annual meeting. Should you have any questions, please contact Gloria
J. Bush, Secretary at (412) 366-8148.

METHOD OF VOTING

  PROXY VOTING

     - Mark your selections.

     - Date your proxy and sign your name exactly as it appears on your proxy.

     - Mail the proxy to NSD Bancorp, Inc. in the enclosed postage-paid envelope.

  VOTING IN PERSON

     - Attend the annual meeting and show proof of eligibility to vote.

     - Obtain a ballot.

     - Mark your selections.

     - Date your ballot and sign your name exactly as it appears in the corporation's transfer book.

PRINCIPAL SHAREHOLDERS OF THE CORPORATION

     The following table presents selected information concerning ownership of the corporation's common stock by persons known to the corporation to be the beneficial owner of more than 5% of the outstanding shares of the corporation's common stock as of March 13, 2001. Each individual has sole voting and investment power with respect to the shares listed except as otherwise indicated in the footnotes to the table.

                                                               PERCENTAGE OF
                                   AMOUNT AND NATURE OF         OUTSTANDING
NAME AND ADDRESS                  BENEFICIAL OWNERSHIP(a)      COMMON STOCK
----------------                  -----------------------      -------------
Sky Financial Group, Inc.                 302,686                 10.06%
221 S. Church Street
Bowling Green, OH 43402

William R. Baierl                         308,539(b)              10.81%
5004 McKnight Road
Pittsburgh, PA 15237

---------------

(a) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership within 60 days after March 13, 2001. Beneficial ownership may be disclaimed as to certain of the securities.

(b) Includes 127,556 shares owned by a company controlled by Mr. Baierl. Also includes 10,603 shares held in trust as to which Mr. Baierl has voting and dispositive power but disclaims beneficial ownership and options to purchase 2,664 shares granted under the Corporation's Non-Employee Director Stock Option Plan.

SHAREHOLDER PROPOSALS AND NOMINATIONS

     Shareholders of the corporation may submit proposals to be considered for shareholder action at the Annual Meeting of Shareholders in 2002, if they do so in accordance with the appropriate regulations of the Securities and Exchange Commission. Any proposal must be received by the Secretary of the corporation, or, in the case of directors' nominations, the proposal must be received by either the Secretary of the corporation or the Chairman of the Nominating Committee, at the corporation's address (listed on Page 1 of this proxy statement) no later than November 27, 2001, to be included in the corporation's proxy materials relating to that meeting.

     Also, regardless of whether a proposal will be included in the proxy statement, if a shareholder proposal, other than a nomination, is submitted to the corporation after February 10, 2002, the corporation will consider it untimely, under SEC Regulations, and, proxy holders may vote on the proposal at their discretion. Any proposals should be addressed to the Secretary.

     Separate procedures apply for nominating directors. The corporation's Nominating Committee will consider shareholder nominations for directors. A shareholder who desires to nominate an individual for election to the Board of Directors must submit a proposal in writing, including the candidate's resume, to either Gloria J. Bush, Secretary of the corporation or William R. Baierl, Chairman of the Nominating Committee, at the corporation's principal business address no later than 60 days in advance of the annual meeting. The November 27, 2001, deadline for inclusion in the corporation's 2002 proxy statement also applies to nominations.

                             ELECTION OF DIRECTORS
                                  (Proposal 1)

     The corporation's Articles of Incorporation provide that the Board of Directors shall be divided into two classes as nearly equal in number as possible, with the term of office of one class expiring each year. Shareholders will elect four Second Class Directors at the annual meeting. Each Second Class Director will serve for a term of two years or until his or her successor has been duly elected and qualified.

     Pursuant to the corporation's Articles of Incorporation, voting rights for the election of directors are not cumulative. Each shareholder entitled to vote has the right to cast one vote for each share of stock held for each of the candidates to be elected. The nominees receiving the highest number of votes cast by shareholders entitled to vote will be elected.

     The persons named in the enclosed proxy will vote FOR the election of the nominees named below unless authority is withheld. Each nominee has consented to be named as a nominee and has agreed to serve if elected. If for any reason any of the persons named below should become unavailable to serve (an event which management does not presently anticipate), proxies will be voted for the remaining nominees and a person that the Board of Directors may designate.

     Set forth below as of March 13, 2001, are the names of the current Second Class Directors and the names of the First Class Directors together with certain information regarding each of them:

SECOND CLASS DIRECTORS -- TERM EXPIRING IN 2001
AND NOMINEES FOR REELECTION -- TERM TO EXPIRE IN 2003

                                                   PRINCIPAL OCCUPATION OR EMPLOYMENT FOR      AGE AS OF
                                               PAST FIVE YEARS, AND ALL POSITIONS AND OFFICES  MARCH 13,   DIRECTOR
                    NAME                             WITH THE CORPORATION AND THE BANK           2001      SINCE (1)
                    ----                       ----------------------------------------------  ---------   ---------
William R. Baierl............................  President and Chief Executive Officer of           72         1977
                                               Baierl Chevrolet, Inc. (automobile dealership)
Grant A. Colton, Jr..........................  President, Corporate Director and Chief            60         1990
                                               Executive Officer of GA Industries, Inc.
                                               (valve manufacturer)
L.R. Gaus....................................  Managing Partner of L.R. Gaus and Associates,      68         1971
                                               certified public accountants; Chairman of the
                                               Board of the corporation and the bank
Arthur J. Rooney, II.........................  Attorney and Partner - Klett, Rooney, Lieber,      48         1988
                                               & Schorling (law firm)

---------------

(l) Includes any service as a Director of the Bank prior to the formation of the Corporation in 1993.

DIRECTORS CONTINUING IN OFFICE:

FIRST CLASS DIRECTORS -- TERM EXPIRING IN 2002

                                                   PRINCIPAL OCCUPATION OR EMPLOYMENT FOR      AGE AS OF
                                               PAST FIVE YEARS, AND ALL POSITIONS AND OFFICES  MARCH 13,   DIRECTOR
                    NAME                             WITH THE CORPORATION AND THE BANK           2001      SINCE (1)
                    ----                       ----------------------------------------------  ---------   ---------
Nicholas C. Geanopulos.......................  President of N.C. Geanopulos, Inc. (restaurant     52         1988
                                               services); President of Strategic Information
                                               Services, Inc.; President of Geanopulos
                                               Representations
Gus P. Georgiadis............................  President, TRIAD USA (benefits consultant)         46         1999
Lloyd G. Gibson..............................  President and Chief Executive Officer of the       45         1993
                                               corporation and the bank (from 1993 to
                                               present)
Charles S. Lenzner...........................  Vice President, Lenzner Tours and Lenzner          51         1990
                                               Coach Lines; Vice President, Lenzner
                                               Transportation, Inc. (transportation services)
Kenneth L. Rall..............................  President, International Service and Supply        68         1987
                                               Co.; President, Renaissance Home Sales, Inc.

---------------

(l) Includes any service as a Director of the Bank prior to the formation of the Corporation in 1993.

NOMINEES FOR SECOND CLASS DIRECTORS -- TERM EXPIRING IN 2003

     Set forth below are the names of the nominees for Second Class Director who are standing for election at the annual meeting for a two-year term:

     - William R. Baierl

     - Grant A. Colton, Jr.

     - L. R. Gaus

     - Arthur J. Rooney, II

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR.

MEETINGS OF THE BOARD OF DIRECTORS AND STANDING COMMITTEES; DIRECTORS' COMPENSATION

     The corporation's Board of Directors met twelve times during 2000. Each of the Directors, except Arthur J. Rooney, II, attended at least 75% of the meetings of the Board of Directors and committees of which he is a member.

     During 2000, the corporation's Board of Directors maintained 4 standing committees: Nominating, Audit, Stock Option and Personnel. The function of each of these committees is described below.

NOMINATING:         This committee considers director candidates recommended by shareholders who submit the candidate's resume by sending it to the Chairman of the Nominating Committee at the corporation's principal business address. This committee met
                    1 time during 2000. Mr. William R. Baierl serves as the chairman of this committee.

AUDIT: This committee makes suggestions to management to improve internal control and to protect against improper security for all assets and records. This committee also reviews the reports prepared by regulatory authorities, recommends the independent auditors and reviews their services. This committee met 4 times in 2000. Mr. Kenneth L. Rall serves as chairman of this committee.

STOCK OPTION:       This committee's function is to administer and approve stock option grants under the 1994 Stock Option Plan and interpret the plan and prescribe rules, regulations, and procedures in connection with the operation of the plan as it shall deem to be necessary and advisable for the administration of the plan consistent with the purposes of the plan. This committee met 1 time in 2000. Mr. Grant A. Colton, Jr.
                    serves as chairman of this committee.

PERSONNEL:          The bank's personnel committee, which acts as a compensation committee for the corporation, establishes terms of employment and compensation for all officers of the bank, reviews and recommends employee benefits, bonus and similar plans to the Board for its approval and administers, construes and interprets any such plans. This committee met
                    4 times in 2000. Mr. William Baierl serves as chairman of this committee.

                                COMMITTEE TABLE

           DIRECTOR             NOMINATING   AUDIT   STOCK OPTION   PERSONNEL
           --------             ----------   -----   ------------   ---------
William R. Baierl.............      X                     X             X
Grant A. Colton, Jr...........      X          X          X
L. R. Gaus....................                            X             X
Nicholas C. Geanopulos........                 X
Gus P. Georgiadis.............                 X
Lloyd G. Gibson...............                            X             X
Charles S. Lenzner............      X
Kenneth L. Rall...............                 X                        X
Arthur J. Rooney, II..........      X
     Total Number of Meetings
       Held in 2000...........      1          4          1             4

     The directors of the corporation also serve as directors of the bank. Each non-employee director of the bank is paid a fee of $800 per month base rate plus $200 for each bank Board of Directors meeting or committee meeting attended, not to exceed $1,000 monthly, except that L. R. Gaus voluntarily received only a monthly base rate fee of $600 from January through August, no base rate fee for the remainder of the year, and no meeting or committee fees during the entire year. Directors of the corporation currently are not paid for attendance at meetings of the corporation's Board of Directors or committees thereof. Non-employee Directors of the corporation also receive grants of stock options under the Corporation's Non-Employee Director Stock Option Plan. In addition to the per meeting compensation, L. R. Gaus received compensation in the amount of $24,000 during 2000, payable on a monthly basis, for services rendered as Chairman of the Board of the corporation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Lloyd G. Gibson, President and Chief Executive Officer of the corporation and the bank, is a member of the bank's Personnel Committee (which acts as a compensation committee for the corporation and the bank). Mr. Gibson did not participate in any deliberations of the Personnel Committee with regard to his compensation during 2000.

EXECUTIVE OFFICERS OF THE CORPORATION

     The following table sets forth as of March 13, 2001, the name, age, position held and business experience of each executive officer of the corporation.

                                      AGE AS OF
                                      MARCH 13,        POSITION HELD AND BUSINESS EXPERIENCE
                NAME                    2001                   DURING LAST FIVE YEARS               SINCE(a)
                ----                  ---------   ------------------------------------------------  --------
Lloyd G. Gibson......................    45       President and Chief Executive Officer of the        1993
                                                  bank and the corporation (1993-present)
Wayne A. Grinnik.....................    50       Senior Vice President and Chief Lending Officer     1999
                                                  of the bank (1999-present);
                                                  Vice President of Century National Bank
                                                  (1986-1999)
James P. Radick......................    38       Senior Vice President, Chief Financial Officer      1993
                                                  and Treasurer of the bank and Treasurer of the
                                                  corporation (1993-present)

---------------

(a) Includes any service as an officer of the bank prior to the formation of the corporation in 1993.

REMUNERATION OF MANAGEMENT

     The following table is a summary of certain information concerning the compensation awarded or paid to, or earned by, the corporation's chief executive officer during each of the last three fiscal years. No other executive officer employed by the corporation or the bank received aggregate remuneration exceeding $100,000 during 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM COMPENSATION
                                                                                      -------------------------
                                                                                      AWARDS        PAYOUTS
                                                                                      -------   ---------------
              (a)               (b)      (c)        (d)        (e)          (f)         (g)           (h)
                                                                         SECURITIES
                                                            RESTRICTED   UNDERLYING
      NAME AND PRINCIPAL                                      STOCK       OPTIONS/     LTIP        ALL OTHER
           POSITION             YEAR    SALARY     BONUS     AWARD(S)     SARS(#)     PAYOUTS    COMPENSATION
      ------------------        ----    ------     -----    ----------   ----------   -------    ------------
Lloyd G. Gibson,                2000   $146,388(2) $13,500      0          4,725         0          14,222(1)
  President and Chief           1999    143,448(2)  15,000      0          5,000         0          13,997(1)
  Executive Officer             1998    139,908(2)  15,000      0          4,400         0          13,417(1)

---------------

(1) Represents amount of contributions by the bank pursuant to the bank's Profit Sharing Plan ($8,617), ($9,197), and ($9,154) for 1998, 1999 and 2000
    respectively; and 401(k) Plan employee matching contributions of ($4,800), (4,800), and (5,068) for 1998, 1999, and 2000 respectively.

(2) Other annual compensation consisted of an automobile allowance, the value of which did not exceed either $50,000 or 10% of the named executive's annual salary and bonus and is not included in this amount.

     Mr. Gibson serves as President and Chief Executive Officer of the bank and the corporation under an employment agreement with the bank dated July 1, 1993, which is renewable for additional one year periods after July 1, 1995. The agreement provides for an initial employment term of two years and has been continuously renewed since the end of the initial term. The corporation and the bank most recently renewed the agreement for an additional one year term in 2000, that will expire July 1, 2001. For the period July 1, 2000, through June 30, 2001, the base annual compensation is set at $147,888 (subject to review of the Board of Directors). In addition, the agreement entitles Mr. Gibson to participate in any incentive compensation program or stock option plan implemented by the corporation or the bank and customary insurance and other benefit programs for executives of the corporation or the bank.

            PERSONNEL COMMITTEE AND STOCK OPTION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

     The bank's Personnel Committee has acted, and continues to act, as a compensation committee for the bank and the corporation since the corporation, a bank holding company organized in 1993, does not have any employees (executive officers of the corporation are employed and compensated by the bank). The central objective of the bank's compensation policies is to provide fair and reasonable compensation to all employees.

     As a matter of long-standing, general practice, the base salaries payable to the executive officers for their services in a particular year are fixed at or about the beginning of the year, upon the recommendation of the bank's Personnel Committee and subject to approval by the corporation's Board of Directors.

     Under the bank's compensation policy, base salaries for executive officers are determined principally after consideration of:

     - pay survey information independently prepared by L. R. Weber Associates, Inc. for 28 other bank and thrift institutions having total assets of $300 million to $499 million located in the eight county region comprising Southwestern Pennsylvania.

     - internal performance reviews for each officer.

     - other criteria such as seniority and individual performance.

     The overall performance of the bank and the corporation is a factor considered in determining base salary only to the extent it reflects individual performance by the officer; however, executive officers also were compensated during 2000 under the bank's profit sharing plan, which provides for annual discretionary contributions by the bank based on the bank's financial performance. For 2000, salary increases were awarded to the executive officers whose increases averaged 3.75%.

     Lloyd G. Gibson, the Chief Executive Officer of the corporation and the bank, was hired effective July 1, 1993, pursuant to an employment agreement, which set his base salary for the initial year of the agreement. Mr. Gibson received a base salary increase of 2.00% effective July 1, 2000, to $147,888. This increase was based on the Committee's review of pay survey information (as described above), the salaries paid historically to previous Chief Executive Officers of the bank and the Committee's evaluation of his individual performance, in particular, the current favorable financial performance of the corporation relative to the internal budget and also to peer group performance levels. Mr. Gibson's compensation ranks at or about the 50th percentile of the comparative group of banks as listed in the L. R. Webber Associates, Inc. pay survey described above. Mr. Gibson also participated in the bank's profit sharing plan described above.

     During 2000, the Stock Option Committee granted stock options covering an aggregate of 12,000 shares of common stock to the corporation's executive officers, including options covering 4,500 shares granted to Mr. Gibson, the Chief Executive Officer. The number of options granted to executive officers was based primarily on the officer's relative position and the Committee's assessment of the officer's value to the corporation and the bank and, to a lesser extent, individual performance.

By the Members of the Personnel Committee:

William R. Baierl, L.R. Gaus,
Lloyd G. Gibson, and Kenneth L. Rall

By the Members of the Stock Option Committee:

William R. Baierl, Grant A. Colton, Jr.,
L. R. Gaus, and Lloyd G. Gibson

EMPLOYEE BENEFIT PLANS

     The following descriptions of certain employee benefit plans of the bank are summaries and do not purport to be complete. These descriptions are qualified in their entirety by the provisions of the respective plans.

     401(k) PLAN. The NorthSide Bank 401(k) Plan was established January 1, 1995. Under the NorthSide Bank 401(k) Plan, employees of NorthSide Bank may elect to participate in the 401(k) Plan after they have completed one year of service, completed 1,000 hours of service and attained age 21. Those employees who participate may elect to make a salary deferral contribution up to 15% of compensation. The bank will make a matching contribution equal to 50% of the employee's salary deferral contribution. The amount of the bank's matching contribution, however, shall not exceed 6% of an employee's compensation. NorthSide Bank may also elect to make a discretionary contribution, which would be allocated to participants who are employed on the last day of the plan year (December 31) and have worked at least 1,000 hours in that same year. This contribution would be allocated on a prorata basis using compensation. The employees are always 100% vested in their salary deferral accounts. The vesting for employee and employer matching accounts shall be: 33.33% for one year of service; 66.67% for two years of service; and 100% for three years of service. Upon termination, if the participant's account balance does not exceed $3,500, he or she may receive his or her distribution in the first plan year following the date of termination. If the employee's account balance exceeds $3,500, he or she may receive his or her distribution as of any date in the first plan year beginning after termination of employment or attainment of normal retirement age. Future benefits cannot be estimated because the benefits are contingent upon future events.

1994 STOCK OPTION PLAN

     During 2000, the corporation granted a total of 22,650 stock options under the corporation's 1994 Stock Option Plan to 26 employees. During 2000, no stock options were exercised. The following tables set forth information relating to stock options granted under the plan to the Chief Executive Officer of the corporation during 2000 and the aggregate values of all options granted under the plan to the Chief Executive Officer as of December 31, 2000.

                       OPTION GRANTS IN FISCAL YEAR 2000

                                                                          POTENTIAL REALIZABLE VALUE
                                                                          AT ASSUMED ANNUAL RATES OF
                                                                           STOCK PRICE APPRECIATION
                          INDIVIDUAL GRANTS                                 FOR OPTION TERM (2)(3)
----------------------------------------------------------------------    --------------------------
                                    PERCENT OF
                                      TOTAL
                                     OPTIONS
                                    GRANTED TO   EXERCISE
                          OPTIONS   EMPLOYEES    OR BASE
                          GRANTED   IN FISCAL     PRICE     EXPIRATION
          NAME              (#)        YEAR       ($/SH)     DATE (1)        5%($)         10%($)
          (a)               (b)        (c)         (d)         (e)            (f)           (g)
          ----            -------   ----------   --------   ----------       -----         ------
Lloyd G. Gibson.........  4,725        19.9%      $14.91     4/25/10       $114,717       $182,667

---------------

(1) Options granted on April 25, 2000, all of which were exercisable on the date of grant.

(2) Based on the product of (a) the difference between (i) the per share market price of common stock on the date of grant, compounded annually over the term of the option (10 years) at the assumed annual rates indicated, and
    (ii) the exercise price per share and (b) the number of shares of common stock obtainable upon exercise of the option.

(3) Amounts shown were calculated at the assumed 5% and 10% annual rates required by the Securities and Exchange Commission and are not intended as a forecast of future appreciation in the price of common stock.

    AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2000 AND FY-END OPTION VALUES

                                                                                   VALUE OF
                                                                NUMBER OF         UNEXERCISED
                                      SHARES                   UNEXERCISED       IN-THE-MONEY
                                     ACQUIRED      VALUE       OPTIONS AT      OPTIONS AT FISCAL
                                   ON EXERCISE    REALIZED   FISCAL YEAR-END       YEAR-END
              NAME                     (#)          ($)            (#)              ($)(1)
              ----                 -----------    --------   ---------------   -----------------
                                                              EXERCISABLE/       EXERCISABLE/
                                                              UNEXERCISABLE      UNEXERCISABLE
                                                              -------------      -------------
               (a)                     (b)          (c)            (d)                (e)
               ---                     ---          ---            ---                ---
Lloyd G. Gibson..................      N/A          N/A         44,384/0           $65,903/0

---------------

(1) Based on the closing price per share of common stock on the NASDAQ National Market System as of December 31, 2000, minus the exercise price per share, multiplied by the number of shares obtainable upon exercise of such options.

AUDIT COMMITTEE REPORT

     In accordance with its written charter adopted by the Board of Directors on April 25, 2000, and attached to this proxy statement as Appendix A, the Audit Committee of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Corporation. During fiscal 2000, the Committee met four times, and the Committee chair, as representative of the Committee, discussed the interim financial information contained in each quarterly earnings announcement with the CFO, controller and independent auditors prior to public release.

     In discharging its oversight responsibility as to the audit process during fiscal 2000, the Audit Committee obtained from the independent auditors a formal written statement and letter describing all relationships between the auditors and the Company that might bear on the auditors' independence, as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Corporation's internal controls and the internal audit function's organization, responsibilities, budget and staffing and concurred in the appointment of a new director of internal audit. The Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

     The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

     The Committee reviewed the audited financial statements of the company as of and for the fiscal year ended December 31, 2000, with management and the independent auditors. Management has the responsibility for the preparation of the Corporation's financial statements, and the independent auditors have the responsibility for the examination of those statements.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Corporation's audited financial statements be included in its Annual Report on Form 10-K (or 10-KSB) for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board concurred in such recommendation.

     The Audit Committee is comprised of four directors, all of whom are considered "independent" as defined by the National Association of Securities Dealers' listing standards.

                                          Kenneth L. Rall, Audit Committee
                                          Chairman

                                          NAMES OF COMMITTEE MEMBERS:

                                          Grant A. Colton, Jr.
                                          Nicholas C. Geanopulos
                                          Gus P. Georgiadis

PRINCIPAL ACCOUNTING FIRM FEES

  AUDIT FEES

     The aggregate fees billed by Deloitte & Touche LLP, the members firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $63,900.00.

  FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by Deloitte for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

  ALL OTHER FEES

     The aggregate fees billed by Deloitte for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended December 31, 2000, were $25,927.00.

     The audit committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

OWNERSHIP OF SECURITIES BY CORPORATION DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information as of March 13, 2001, regarding the amount and nature of beneficial ownership of common stock by each of the directors of the corporation, each of the executive officers listed in the Summary Compensation Table above, and by all of the directors and executive officers of the corporation as a group. Each such individual has sole voting and investment power with respect to the shares listed except as otherwise indicated in the footnotes to the table.

                                                                      PERCENTAGE OF
                NAME OF                   AMOUNT AND NATURE OF         OUTSTANDING
            BENEFICIAL OWNER              BENEFICIAL OWNERSHIP       COMMON STOCK(l)
            ----------------              --------------------       ---------------
William R. Baierl.......................        308,539(a)(b)             10.81%
Grant A. Colton, Jr.....................        114,932(c)(d)              4.03%
L.R. Gaus...............................         97,651(e)(f)              3.42%
Nicholas C. Geanopulos..................          8,665(e)(g)                --
Gus P. Georgiadis.......................          3,797(h)                   --
Lloyd G. Gibson.........................         44,480(i)                 1.56%
Charles S. Lenzner......................         16,675(g)(j)                --
Kenneth L. Rall.........................         15,062(e)                   --
Arthur J. Rooney, II....................          9,785(e)(k)                --
All directors and executive officers of
  the corporation as a group (11
  persons)..............................        638,602                   22.37%

---------------
(a) Includes 127,556 shares owned by a company controlled by Mr. Baierl. Also includes 10,603 shares held in trust as to which Mr. Baierl has voting and dispositive power but disclaims beneficial ownership.

(b) Includes 2,664 stock options granted under the corporation's Non-Employee Director Stock Option Plan, which are currently exercisable.

(c) Includes 71,967 shares owned by companies controlled by Mr. Colton, and 41,445 shares owned jointly by Mr. Colton and his wife as to which he shares voting and investment power.

(d) Includes 1,520 stock options granted under the corporation's Non-Employee Director Stock Option Plan, which are currently exercisable.

(e) Includes 3,655 stock options granted under the corporation's Non-Employee Director Stock Option Plan, which are currently exercisable.

(f) Includes 58,524 shares held in spouse's name as to which Mr. Gaus has no voting and dispositive powers, and disclaims beneficial ownership.

(g) Except as otherwise footnoted, these shares are jointly owned by the named individual and his spouse and the named individual shares voting and investment power over such shares with his spouse.

(h) Includes 1,155 stock options granted under the corporation's non-employee stock option plan, which are currently exercisable.

(i) Includes 44,384 stock options granted to Mr. Gibson.

(j) Includes 1,752 shares held in custodian accounts for children as to which Mr. Lenzner shares voting power.

(k) Includes 4,941 shares held by an investment club as to which Mr. Rooney shares voting power.

(l) Unless otherwise indicated, the number of shares owned does not exceed one percent of the class.

TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

     Except as otherwise indicated, there have been no material transactions between the corporation or the bank, and any director or executive officer of the corporation or the bank, or any associate of the foregoing persons, nor have any material transactions been proposed. The corporation and the bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers of the corporation and the bank and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers of the corporation and the bank. Total loans outstanding from the corporation and the bank at December 31, 2000, to the corporation's and the bank's officers and directors as a group and to members of their immediate families and companies in which they had an ownership interest of 10% or more was $7,239,207 or approximately 21.5% percent of the total equity capital of the bank. These loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, requires each of the corporation's directors and executive officers and each beneficial owner of more than 10% of the corporation's common stock to file with the Securities and Exchange Commission initial reports of his ownership of, and periodic reports of his or her transactions in, the corporation's common stock. Based solely upon the corporation's review of Forms 3, 4 and 5 and amendments thereto furnished to the corporation for the fiscal year ended December 31, 2000, and written representations from certain reporting persons that no Forms 5 were required to be filed for those persons, the corporation believes that, during the period January 1, 2000, through December 31, 2000, the corporation's executive officers, directors and 10% shareholders were in compliance with all filing requirements applicable to them, and all reports required to be filed were filed on a timely basis.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS,
                                  (Proposal 2)

     The Board of Directors has engaged the services of Deloitte & Touche, L.L.P., Certified Public Accountants, of Pittsburgh, Pennsylvania, as independent accountants to audit the financial statements for the corporation and its subsidiaries for the 2001 fiscal year. The Board proposes that the shareholders ratify the Board's appointment of Deloitte & Touche, L.L.P. as the corporation's and the bank's independent accountants for the 2001 fiscal year. Deloitte & Touche, L.L.P., has advised the corporation that none of its members has any financial interest in the corporation or the bank. Deloitte & Touche, L.L.P., served as the corporation's and the bank's independent accountants for the 2000 fiscal year. They also assisted the corporation and the bank with the preparation of federal and state tax returns and provided assistance in connection with regulatory matters, charging the corporation and the bank at its customary hourly billing rate. The corporation's Board of Directors approved these non-audit services after determining that the accountants' independence and objectivity would not be adversely affected. In the event shareholders do not ratify the selection of Deloitte & Touche, L.L.P., the Board of Directors may appoint another accounting firm to provide independent public accounting services for the 2001 fiscal year.

     Representatives of Deloitte & Touche, L.L.P., are not expected to be present at the annual meeting, but would be permitted to attend and make a statement if they desired to do so. They are available to respond to appropriate questions which may be addressed in writing to Deloitte & Touche, L.L.P., 2500 One PPG Place, Pittsburgh, PA 15222-5401.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF DELOITTE & TOUCHE, L.L.P., AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR 2001.

                            CORPORATION PERFORMANCE

     The corporation's common stock trades on the NASDAQ National Market tier of the NASDAQ Stock Market under the symbol: NSDB. The following graph compares the percentage change in cumulative total shareholder return on the corporation's common stock during the period from December 31, 1995 to December 31, 2000, with the cumulative total shareholder return on stocks included in (a) the NASDAQ composite index and (b) the NASDAQ bank stocks index. The information presented in the graph assumes that the value of the investment in the corporation's common stock and each index was $100 on December 31, 1995, and that all dividends were reinvested.

                               Performance Graph

                                                       PERIOD ENDING
                              ---------------------------------------------------------------
                              12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
    INDEX                     --------   --------   --------   --------   --------   --------
    NSD Bancorp, Inc.         100.00     110.94     224.61     187.39     140.04     134.62
    NASDAQ-Total US*          100.00     123.04     150.69     212.51     394.92     237.62
    NASDAQ Bank Index*        100.00     132.04     221.06     219.64     211.14     241.08

* Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2001.
  Used with permission. All rights reserved. crsp.com.

                                 OTHER MATTERS

     As of the date of this proxy statement, management has no knowledge of any matters to be presented for consideration at the annual meeting other than those referred to above. If any other matters properly come before the annual meeting, the persons named in the accompanying proxy intend to vote, to the extent permitted by law, in accordance with their best judgment.

                                 ANNUAL REPORT

     The corporation is enclosing a copy of its annual report for its fiscal year ended December 31, 2000, with this proxy statement. IN ADDITION, UPON REQUEST THE CORPORATION WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K, WHICH CONTAINS ADDITIONAL INFORMATION, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, TO ANY RECORD OR BENEFICIAL OWNER OF ITS COMMON STOCK AT THE CLOSE OF BUSINESS ON MARCH 13, 2001. All requests must be in writing, addressed to James P. Radick, Treasurer, NSD Bancorp, Inc., 5004 McKnight Road, Pittsburgh, PA 15237, and if from a beneficial owner, must contain a representation that the person making the request was the beneficial owner, as of March 13, 2001, of common stock of the corporation. The corporation reserves the right to charge a reasonable fee for providing a copy of its annual report on Form 10-K to persons other than those referred to above.

                      APPENDIX A - AUDIT COMMITTEE CHARTER

     The basic function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities for the oversight of the quality and integrity of the corporation's accounting, auditing and reporting practices. The Committee shall consist of at least three directors who in the opinion of the Board must be "independent," as defined in the National Association of Securities Dealers' Listing Standards, and:

           -- free from any relationship which would interfere in the exercise of their independent judgment;

           -- able to read and understand financial statements, including at least one member with sophisticated knowledge of the subject.

     The Committee members shall be elected at the annual organizational meeting of the Board or until their successor is duly elected. The committee chair may either be designated by the Board or by a majority vote of the full Committee membership.

MEETINGS

     The Committee shall normally meet quarterly with the corporation's chief auditor and communicates quarterly and meets annually with the independent accountants. The Committee has the authority to discuss any matters under its oversight responsibilities with the management, or auditors, as it deems appropriate.

RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

           -- Review the activities and reports of the internal auditor and management's responses to those reports.

           -- Review with management, the internal auditor and the independent accountants the Form 10Q to be filed with the Securities and Exchange Commission prior to its filing. The chair of the Committee may represent the entire Committee for purposes of this review.

           -- Review the performance, independence, and compensation of independent accountants and recommend their retention or selection to the Board. With regard to their independence, the Committee will obtain written disclosures from the outside accountants on an annual basis.

           -- In consultation with the independent account and the chief auditor review with management the integrity, quality and effectiveness of the corporation's duly audited annual financial statements. These elements of quality/integrity would include matters such as:

                - Consistency of accounting policies

                - Clarity and completeness of financial statements and related disclosures

                - Significant or unusual transactions

                - Reserves, accruals, estimates for taxation matters

                - Pending litigation, judgments

           -- Review with management, the internal auditor and the independent accountants the Form 10K to be filed with the SEC and recommend to the Board of Directors that the audited financial statements be included in the corporation's annual report on Form 10K.

           -- Assure disclosures of the existence of Audit Committee and independence of its members in the proxy statement and attach the copy of the Audit Committee charter, in the proxy statement every three years beginning with Fiscal year ending 2000.

[X] PLEASE MARK VOTES                 REVOCABLE PROXY
    AS IN THIS EXAMPLE                NSD BANCORP, INC.

                                                                                                    With-  For All
                                                                                              For    hold   Except
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS                1. ELECTION AS DIRECTORS (except      [ ]     [ ]     [ ]
            APRIL 24, 2001                                 as marked to the contrary below):
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                                           WILLIAM R. BALERI, GRANT A. COLTON, JR., L.R. GAUS,
   The undersigned hereby appoints Nicholas P.             ARTHUR J. ROONEY, II
Geanopulos, Charles S. Lenzer, Kenneth L.
Rall, or any of them, proxies of the                    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
undersigned, with full power of substitution,           NOMINEE, MARK, "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME
to vote the shares of NSD BANCORP, INC. which           IN THE SPACE PROVIDED BELOW.
the undersigned would be entitled to vote if
personally present at the meeting or any                --------------------------------------------------------------
adjournment of it:

                                                                                                           For   Against   Abstain
                                                        2. To ratify the appointment of Deloitte &         [ ]      [ ]      [ ]
                                                           Touche, LLP, Certified Public Accountants,
                                                           as independent auditors and accountants.

                                                                                                           For   Against   Abstain
                                                        3. In their discretion to vote upon other matters  [ ]     [ ]       [ ]
                                     -----------------     as may properly come before the meeting.
  Please be sure to sign and date      Date
    this Proxy in the box below                               THIS PROXY WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MATTER DIRECTED
------------------------------------------------------     HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS
                                                           PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED ABOVE, AND FOR PROPOSAL 2.

                                                              Please sign as your name appears hereon. Joint owner should each
Stockholder sign above   Co-holder (if any) sign above     sign. When signing as attorney, executor, administrator, trustee or
------------------------------------------------------     guardian, please give full title as such.



                        /\      DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.   /\

                                                            NSD BANCORP, INC.

----------------------------------------------------------------------------------------------------------------------------------
                                                       PLEASE ACT PROMPTLY
                                            SIGN, DATE & MAIL YOUR PROXY CARD TODAY
----------------------------------------------------------------------------------------------------------------------------------

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